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                             THE VANTAGEPOINT FUNDS

   Supplement dated February 22, 2007 to the Prospectus dated May 1, 2006, as supplemented May 25, 2006, May 30, 2006, September 11, 2006, November 7, 2006,
                                       and
                                December 8, 2006

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

      This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

At the December 8, 2006 meeting of the Board of Directors (the "Board") of The Vantagepoint Funds, Vantagepoint Investment Advisers, LLC, the investment adviser to The Vantagepoint Funds, recommended and the Board approved the implementation of a new principal investment strategy for the Vantagepoint US Government Securities Fund (the "Fund"), effective May 1, 2007. The new principal investment strategy provides that the Fund will invest, under normal circumstances, at least 80% of its net assets in inflation adjusted U.S. and non-U.S. debt securities. In connection with this change in investment strategy, the Board approved, effective May 1, 2007: (i) a change in the name of the Fund to the Vantagepoint Inflation Protected Securities Fund; (ii) the appointment of two new subadvisers: Fischer Francis Trees & Watts, Inc. and Pacific Investment Management Company, LLC; and (iii) the termination of the Fund's current subadviser, Mellon Capital Management Corporation. These changes will be reflected in an amendment to The Vantagepoint Funds' registration statement to be filed on or about February 28, 2007.

The investment objective of the Fund -- to offer current income -- has not been changed.

The following represents a description of the principal investment strategies and the risks of the Inflation Protected Securities Fund that will be implemented as of May 1, 2007:

To invest, under normal circumstances, at least 80% of the Fund's net assets in inflation adjusted U.S. and non-U.S. debt securities. The Fund will, under normal circumstances, invest at least 50% of its net assets in U.S. Treasury inflation protected securities. Inflation adjusted securities are designed to protect the future purchasing power of the money invested in them; their principal value may be indexed for changes in inflation. These securities may include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) taxable municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities, the interest on which is not exempt from federal income tax. The Fund may also invest, up to 20% of its net assets, in the aggregate, in U.S. and non-U.S. fixed income securities whose values are not linked to adjustments in reported inflation rates and derivatives. These securities are described more fully in the Fund's prospectus.

The Fund may invest up to 5% of its net assets in corporate fixed income securities that may be rated below investment grade (e.g., as rated below BBB by Standard & Poor's) and in emerging market securities.

Principal Risks of investing in the Fund may include, but are not limited to, interest rate risk, credit risk, call risk, derivatives risk, foreign securities risk as well as other risks.

INFLATION ADJUSTED SECURITIES RISK: Inflation adjusted securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation adjusted security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation adjusted securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. Inflation adjusted securities and the funds that invest in them may not produce a steady income stream, particularly during deflationary periods. In fact during periods of extreme deflation, the Fund may have no income at all.

INTEREST RATE RISK: Fixed income securities such as bonds experience market risk as a result of changes in interest rates. The general rule is that if interest rates rise, bond prices will fall and so will the Fund's share price. The reverse is also true: if interest rates fall, bond prices will generally rise. These rules apply to government securities as well as corporate debt securities.

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CREDIT RISK:  Bonds and bond funds are also exposed to credit risk, which is the possibility that the issuer of a bond will default on its obligation to pay interest and principal. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have limited credit risk, while securities issued or guaranteed by U.S. Government agencies or government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government may be subject to varying degrees of credit risk. Corporate bonds rated BBB or above by Standard & Poor's Rating Group are generally considered to carry moderate credit risk. Corporate bonds rated below BBB by Standard & Poor's Rating Group are considered to have significant credit risk. The financial stability of issuers in foreign countries may be more precarious than in the United States. As a result, credit risks may be greater with issuers of foreign debt securities.

CALL RISK: Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of such callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, after a callable security is repaid early, the Fund would reinvest the proceeds of the payoff at current yields, which would likely be lower than those paid on the security that was called.

FOREIGN SECURITIES RISK:   Foreign securities are subject to the same market
risks as U.S. securities, such as general economic conditions and company and industry prospects. However, foreign securities involve the additional risk of loss due to political, economic, legal, regulatory, operational uncertainties, differing accounting and financial reporting standards, limited availability of information and currency conversion and pricing factors affecting investment in the securities of foreign businesses or governments. These risk factors may be even more prevalent in emerging markets.

DERIVATIVE SECURITIES RISK: Derivative securities, such as futures and options on futures, are considered to be derivative instruments, since their value depends on the value of an underlying asset, reference rate or index. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivatives in which the Fund invests may not perform as expected and could result in losses to the Fund that otherwise would not have occurred. The Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, their success will depend on the subadviser's ability to predict market movements.

Please refer to a Vantagepoint Funds' prospectus for a more detailed description of the risks involved before investing.

                         [End of Prospectus Supplement]

                            (VANTAGEPOINT FUNDS LOGO)
                                                            SUPP-011-200612-322E